Company Overview December 2024 1

Disclaimer This presentation does not constitute an offer to any person or to the public generally to subscribe for or otherwise acquire any securities. This presentation has been prepared solely for informational purposes and is not intended to serve as the basis for any investment decision. Under no circumstances is this presentation or the information contained herein to be construed as a prospectus, offering memorandum or advertisement and neither any part of this written or oral presentation nor any information or statement contained herein or therein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction where such an offer or solicitation would be unlawful. Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of the federal securities laws. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including ‘‘anticipate,’’ ‘‘may,’’ ‘‘estimate,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘intend,’’ and similar words, or the negatives of those words, are intended to identify forward-looking statements. They also include statements containing a projection of revenues, earnings (loss), capital expenditures, dividends, capital structure or other financial terms. Certain statements regarding the following particularly are forward-looking in nature: ▪ Willis Lease Financial Corporation (the "Company" or "WLFC")’s business strategy; ▪ WEST’s business strategy and assumptions used to develop the cash flow models; ▪ future performance, developments, market forecasts or projections; and ▪ WLFC’s projected capital expenditures. All forward-looking statements are based on our beliefs, assumptions and expectations of future economic performance, taking into account the information currently available. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known and many of which are beyond WLFC’s and WEST’s control, which may cause actual results, performance or financial condition to be materially different from the stated expectations of future results, performance or financial position, as well as those included in the cash flow models. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to: ▪ the effects on the airline industry and the global economy of events such as terrorist activity; ▪ changes in fuel prices and other disruptions to the world markets and the global economy of geopolitical, weather, cybersecurity, humanitarian and other events, including but not limited to war and terrorist activity; ▪ trends in the airline industry, including growth rates of markets and other economic factors; ▪ risks associated with owning and leasing commercial engines and aircraft; ▪ changes in interest rates and availability of capital to us and to our customers; ▪ our ability to continue to meet our customers’ changing demands; ▪ the market value of engines and other assets in our portfolio; ▪ regulatory changes affecting commercial aircraft operators, aircraft maintenance, engine standards, accounting standards and taxes; and ▪ WLFC’s, in its capacity as Servicer, ability to successfully negotiate engine purchases, sales and leases, to collect outstanding amounts due, and to repossess engines under defaulted leases, and to control costs and expenses. ▪ further information regarding these and other risks is included in WLFC's most recent U.S. Securities and Exchange Commission ("SEC") filings, including its Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, filed with the SEC under the heading “Risk Factors.” In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of presentation or as of the date of any document incorporated by reference, as applicable. Such forward- looking statements are inherently uncertain, and actual results may differ from expectations. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In this presentation, WLFC presents certain non-GAAP measures, including EBITDA, EBITDA Margin, Free Cash Flow and similar measures, which are not required by, or presented in accordance with, GAAP. While WLFC believes these are useful metrics, companies use these metrics for differing purposes and they are often calculated in ways that reflect the particular circumstances of those companies. You should exercise caution in comparing the non-GAAP metrics reported by us to such metrics or other similar metrics as reported by other companies. Our non-GAAP metrics have limitations as analytical tools, and you should not consider them in isolation. The non-GAAP financial information presented herein is provided in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and should not be considered as alternatives to any performance measures derived in accordance with GAAP. A reconciliation of EBITDA, a non-GAAP financial measure, to its most directly comparable GAAP measure, can be found on slide 41 of this presentation. The distribution of this presentation in certain jurisdictions may be restricted by law. Those persons into whose possession this presentation comes are required to inform themselves about and to observe any such restrictions. 2

Scott B. Flaherty EVP & CFO Austin C. Willis CEO Today’s Presenters 3 Hagen Disch Treasurer Brian R. Hole President

In-Demand Portfolio Today’s Agenda 4 A Premier Independent Aircraft Engine Platform Engines: The Most Desirable Asset in Aviation Conservative and Diversified Funding Structure Supporting Capital Allocation Priorities Austin C. Willis CEO Austin C. Willis CEO Austin C. Willis CEO Scott B. Flaherty EVP & CFO Scott B. Flaherty EVP & CFO 1 2 3 4 Scott B. Flaherty EVP & CFO Brian R. Hole President Brian R. Hole President Hagen Disch Treasurer Q & A5

A Premier Independent Aircraft Engine Platform 5

A Pioneer in Aviation Solutions for Over 39 Years [(1)]

VERTICALLY INTEGRATED PLATFORM OF AIRCRAFT ENGINES, LOAN PRODUCTS, AND SERVICES BUSINESSES TO SOLVE AIRLINE PLANNING, FINANCING, AND MAINTENANCE NEEDS

1. WLFC's principal source of income is from **Leasing and Maintenance Reserve revenue**

2. The Company uses services businesses to:
   - Manage the turn time and **reduce maintenance expense** for WLFC's engines and aircraft
   - **Predict on wing life and maintenance** cost for owned engines
   - **Monetize assets** through the sale of parts
   - **Generate additional revenue** by providing each service for third parties

3. Founded in 1985; Nasdaq listed in 1996 – WLFC has a **39-year history of consistently delivering profits**
   - **Positive net income every year** as a public company
   - WLFC has purchased, leased, and sold more engines in more countries over a longer period of time than any independent competitor

4. WLFC is well positioned to enjoy a **resurging market in engine and aircraft equipment and services**
   - Growing $3.0Bn portfolio of primarily modern aircraft engines [(1)]

Q3 2024 Portfolio Value: **$3.0Bn** [(2)]

348 Owned Engines

Portfolio Host Aircraft by NBV: **81% Narrowbody** with 43% Modern Tech

Q3 2024 On-Lease Rate Factor: **1.3% per month**

Q3 2024 Blended Rate Factor: **1.0% per month**

Q3 2024 Net Debt / Equity: **3.25x** [(3)]

Annualized Net Portfolio Investment: **$605MM** [(4)]

Q3 2024 LTM EBITDA: **$328MM**

Q3 2024 LTM RoE: **20.0%** [(5)]

(1) Information as of September 30, 2024 unless otherwise denoted
(2) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, and Leased Assets in Joint Venture portfolios as of September 30, 2024
(3) Calculated as (total Debt Obligations - Cash and Cash Equivalents) / (Preferred Equity + Total Shareholder's Equity)
(4) Annualized Net Portfolio Investment calculated based on Purchases of Equipment Held for Lease or Sale plus Issuance of Notes Receivable minus Proceeds from Sale of Equipment minus Payments Received on Notes Receivable through September 30, 2024
(5) Calculated as LTM Net Income Attributable to Common Shareholders / average of Shareholder's Equity as of September 30, 2023 and September 30, 2024

6

Strategically Located Footprint to Deliver Services Globally

Presence in 6 Countries
- 10 offices
- 4 facilities
- 2 joint ventures


California, USA
Florida, USA
Willis Aeronautical Services Inc.
Willis Engine Repair Center
Dublin, UK&I
JV Partner: Mitsui
Teesside International Airport, UK
Willis Aviation Services
Bridgend, UK
Willis Asset Management
Willis Engine Repair Center
Blagnac, France
Gandhinagar GIFT City, India
Singapore
China | JV Partner: CASC
Shanghai
Facilities
Offices
Joint Ventures

KEY TAKEAWAYS

- ✓ Strategic footprint built through successfully acquiring and integrating complementary businesses
- ✓ Best-in-class scale and breadth of service make WLFC the go-to choice of multinational customers
- ✓ Locations designed and built in-house and can be replicated across geographies as business grows

JOINT VENTURES

JV with Mitsui & Co., Ltd. ("Mitsui") provides alternative capital through access to strategic capital markets

- Formed as a Dublin-based, Irish limited company to acquire and lease jet engines
- Portfolio includes 49 engines

JV with China Aviation Supplies Import & Export Corporation ("CASC") specializes in engine sale / leaseback with Chinese airlines

- Concentrates on the demand for leased assets in China
- Portfolio includes 4 engines

INCREASING INTERNATIONAL PRESENCE WITH SIGNIFICANT LONG-TERM GROWTH OPPORTUNITY THROUGH COMPANY OPERATIONS & JOINT VENTURES

7

Pioneer and market leader in the most desirable sector of commercial aviation with seasoned leadership team Growing $3.0Bn portfolio of primarily modern aircraft engines servicing the most in-demand aircraft in the industry, diversified across OEMs, engine and aircraft type, lessee, and geography (1) Consistent track record of revenue, profitability, and cash flow generation with record results delivered in most recent quarter Large pipeline provides significant go forward growth and investment opportunities Amplified aircraft and Engine OEM supply chain issues are a tailwind for leased engine demand Vertically integrated platform enables WLFC to provide liquidity, assets, reduce maintenance expenses to customers, and extract maximum value from the portfolio Strong balance sheet, with a large, diverse pool financial partners WLFC is a Unique Opportunity in Aviation 8 (1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, and Leased Assets in Joint Venture portfolios as of September 30, 2024 ✓ ✓ ✓ ✓ ✓ ✓ ✓

WLFC's Vertically Integrated Platform Enables Differentiated Offerings to Customers

Services provide greater control over lifecycle of owned and managed assets through parts, maintenance, and planning

Third Parties

Willis Services

Willis Aeronautical Services, Inc.
("WASI")
Parts / Used Serviceable Material ("USM")
Est. 2013
- ✓ *Reduced reliance on OEMs*
- ✓ *Maximizes exit residual value*

Willis Engine Repair Center
("WERC")
Engine Maintenance Facilities (US / UK)
Est. 2018/2019
- ✓ *Reduced reliance on external MROs*

Willis Aviation Services Limited
("WASL")
Airframe Maintenance Facility (UK)
Est. 2020
- ✓ *Tear down aircraft*
- ✓ *Prepare aircraft for re-lease*

Willis Asset Management Limited
("WAML")
Management & Consultancy
Est. 2016
- ✓ *Forecast engine maintenance events*

WLFC
WILLIS LEASE FINANCE CORPORATION
Power to Spare – Worldwide®

Provide capital / liquidity, assets, and maintenance to customers

Willis Lease

- ✓ Engine & aircraft leasing & trading
- ✓ Regional & specialty assets
- ✓ Engine & aircraft lease & loan financing
- ✓ ConstantAccess® / ConstantThrust®
  - ✓ Engine program services providing exchange of an unserviceable engine for an engine from the WLFC portfolio
- ✓ End-of-life aircraft programs

9

WLFC Has a Long-Term Winning Strategy that Drives Premium Returns

WLFC underwriting is an analytical process that relies upon:

- WLFC for rent and reserve rates
- WASI for part-out valuation
- WAML for estimated maintenance expense
- WERC & WASL to perform maintenance

Typical Lessor

Purchase Price

Off Lease

Rent & Reserves

Exit Value (Appraised)

Present Value

WLFC Capital Deployment Framework

Purchase Price

Off Lease

Reduced or eliminated with programs

Rent & Reserves

Short term lease portfolio give real time rates

Part-out

- Maximize exit via part-out
- Real exit data vs 3rd party appraisers
- Recycle parts into WLFC MRO

Repair & Redeploy

- Re-using parts and modules from WLFC engines reduces cost and turn time
- Using WLFC maintenance facilities reduces cost and turn time

Sell

- Part-out and repair options are compared with third party bids via trading team
- Strategy chosen that maximizes PV

Present Value

10

Our ConstantThrust® and ConstantAccess® Programs Maximize Utilization and Return Through our Solutions for Customers

ConstantThrust®

A full ownership and risk-transfer to WLFC of the customer's engines

- ✓ WLFC covers the cost and risk of jet engine maintenance by replacing a removed engine with a serviceable engine from portfolio
- ✓ Saves airline customers significant time, money, and risk associated with engine-heavy maintenance

Case Study – Air India


AIR INDIA

- **Leveraged full platform to provide Air India a more cost-efficient solution** than an expensive fleet shop visit
  - **WLFC's large engine portfolio was uniquely positioned to execute**
- Lease rents and healthy short-term maintenance reserves generate **significant cash flows**
- **Transaction includes ConstantThrust® support of Air India's A321 fleet transition through 2028**
  - WLFC provides replacement engines from its fleet when engines become unserviceable, enhancing portfolio utilization
  - **Generates predictable demand** for significant number of portfolio CFM56-5B engines

ConstantAccess®

A "just-in-time" program that provides customers a guaranteed engine within a stated notice period

- ✓ WLFC provides worldwide portfolio of engines with availability guaranteed
- ✓ Customers have preferred access, on demand
- ✓ Allows us to better manage our fleet and understand maintenance scheduling

Case Study – American Airlines


American

- WLFC provisioned engines adapting to timing based on engine maintenance schedules, **providing American Airlines with constant access** to engines
- **Delivered ~50 engines over a 12-month timeframe**
- Purchased additional unserviceable CFM56-7B engines, the parts of which are being repaired via in-house services for other airlines, **reducing reliance on external MROs and OEMs**
- **WLFC's broad range of capabilities enables this program which we believe can only be achieved by WLFC**

11

16.2% 19.6% 20.0% 2016-LTM Avg. excl. COVID 2019 LTM Q3 2024 $1,456 $1,636 $1,965 $2,002 $2,218 $2,451 $2,518 $2,495 $3,040 2016 2017 2018 2019 2020 2021 2022 2023 Q3 2024 Owned JV Owned Growing Engine Platform with Track Record of Profitability 12 Source: Company filings (1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, and Leased Assets in Joint Venture portfolios as of September 30, 2024 (2) Defined as GAAP Net Income to Common Shareholders divided by average Shareholder’s Equity (3) COVID-19 impacted years include 2020 – 2022 (4) Calculated as FCF (EBITDA – Purchase of Property, Equipment and Furnishings) / EBITDA Doubled Portfolio Value Since 2016… …With Return on Equity in Excess of Pre-Covid Levels… (2) (3) …and Stable FCF Conversion With Flexibility to Invest in Growth When Preferred (4) 99% 93% 98% 97% 98% 99% 96% 98% 99% 2016 2017 2018 2019 2020 2021 2022 2023 LTM Q3 2024 Asset Portfolio Net Book Value (1) ($MM) Return on Equity (%) FCF Conversion (%)

Seasoned Leadership Team with Disciplined Corporate Governance

Through 28 Years as a Publicly Listed Company

Leadership Team

56



Charles F. Willis, IV
Executive Chairperson

- Served as the CEO and President since WLFC incorporated in 1985

21



Austin C. Willis
CEO

- Founder & CEO of JT Power, a jet engine parts business
- 5 years of experience as an Army Green Beret

21



Brian R. Hole
President

- Joined WLFC in 2014
- Worked as a Counsel in IAE and Pratt & Whitney

37



Scott B. Flaherty
EVP & Chief Financial Officer

- 13 years of investment banking experience
- 8 years as a Project Engineer in Pratt & Whitney

28



Dean M. Poulakidas
EVP & General Counsel

- Joined WLFC in 2011
- 14+ years as a Counsel in ILFC and Pillsbury

Years of experience

Corporate Governance

- WLFC has been a public company and SEC registrant for **28 years** since the IPO in 1996
- **Sarbanes-Oxley 404(b) compliant**
- 5-person Board with significant industry experience led by Charles Willis as Executive Chairman and including Austin Willis, the Chief Executive Officer
  - **Split Chairman and CEO roles**
- Majority of **independent directors** including:
  - Brendan Curran – Founder & CEO of BCAS, LLC and Audit Committee Chairperson
  - Rae Ann McKeating – Former SVP, GC & CCO of Aviation Capital Group and Compensation Committee Chairperson
  - Colm Barrington – Former CEO and Director of FLY Leasing
- **Staggered board structure with three classes of directors**
- Significant equity ownership by directors and management **provides alignment with public shareholder base**

13

Key Takeaways 14 Unlike typical lessors, WLFC provides greater control over lifecycle of owned and managed assets through parts, maintenance, and planning Highly profitable and growing engine platform delivering impressive results Seasoned leadership team with disciplined corporate governance WLFC is a vertically integrated platform of aircraft engines leasing, maintenance, and services businesses

Engines: The Most Desirable Asset in Aviation 15

Aircraft In-Service Air Travel Demand is Expected to Continue Tracking GDP Growth 16 Engine Demand has Increased due to Disruptions 1 OEM Delays — Recent shortage of aircraft, engines, and spare parts drive scarcity value — Skilled labor shortages due to pandemic exodus 2 Next-Gen Engine Durability 3 Limited MRO Capacity Source: 2024 Market Outlook by Aviation Week Aviation is a Long-Term GDP+ Growth Market ▪ Fleet growth expected to bounce back from COVID as stored aircraft are reintroduced and manufacturers ramp production to fulfill order backlogs ▪ Aircraft in-service also expected to be supported by lower retirement levels as manufacturers struggle with supply chain issues to deliver new aircraft ▪ Growth after 2027 expected to be similar to pre-COVID levels as demand growth approaches long-term trend (‘000s of Aircraft) — New, more efficient engines requiring increased shop visits due to running hotter — Increased engine utilization drives demand for MRO requirements — Slower MRO turn times 25 26 27 28 22 26 27 27 28 29 30 31 31 32 33 34 35 36 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 Historical Forecast (20.0%) World Real GDP growth: 4.5% World Real GDP growth: ~2.5%

Supply Chain Issues are a Tailwind for Leased Engine Demand

1 OEM Delays

With global traffic growing at 12% year-on-year through August and **the delivery delays from the aircraft and engine OEM set to continue through the end of this decade**, the environment for aircraft leasing remains strong

AerCap, October 30, 2024

US supplier Howmet under spotlight over Airbus engine delays
Airbus last month reduced its delivery targets for 2024 and slowed its production ramp-up, after what it described as **delays in deliveries of LEAP engines built by Safran and GE Aerospace venture CFM**, as well as other components like landing gear

Reuters, July 31, 2024

2 Next-Gen Engine Durability

It's the airplane of the future. It's still grounded
RTX-owned Pratt & Whitney has said that many of its PW1500G turbofans, which were supposed to last 20,000 flight cycles, should be sent to the shop at 5,000

Wall Street Journal, September 10, 2024

Newer-generation CFM International Leap engines and Pratt & Whitney GTF engines are **requiring repairs in much greater numbers** than anticipated due to an array of issues

Aviation Week, August 22, 2024

Airbus A320 output throttled by leap engine blade issues

Bloomberg, July 26, 2024

3 Limited MRO Capacity

Aircraft engine maintenance times are higher than ever due to supply shortages
Aircraft engine MRO demand is likely to experience a **near-term peak in 2026** and **remain constrained through the end of the decade.** The next large surge in demand from new-generation engines will begin towards the end of 2030

Simple Flying, July 20, 2024

Airlines are now facing **historically high engine shop turnaround times (TATs), up by 35% or more for legacy engines and more than 150% for new generation engines**, compared to pre-pandemic levels. These uncommonly long delays to maintain and repair engines are reducing the availability of airline fleets

Bain & Company, July 18, 2024

New Engine Supply Constraints and Limited MRO Capacity Drive Demand for Spare Engines for Years to Come

17

Engine Demand is Growing, and WLFC is a Premier Full-Service Provider

Underpenetrated Market

- Industry requires spare engines equal to ~10% of installed engines, or ~6,700 spare engines
- ~35% of global spare engine fleet is leased (~2,300 engines) and **expected to grow to ~50% (~3,300 engines)** [1]
- Leased aircraft have grown to be ~50% of global fleet, forecasting a trend we expect to see in engine leasing
- Strategy to expand total addressable market by targeting installed engines through programs

Leased Proportion of Spare Engines in Global Fleet [1]



On wing ~90%
Spares ~10%
Leased 2,300
Owned 4,400
Expected
Leased 3,300
Owned 3,400

Limited Competition

- Limited number of independent engine platforms
- Importance of portfolio size, differentiated offerings, and technical expertise required create **material barriers to entry**

Indicative Independent Lessor Owned and Managed Engine Portfolio Sizes

- Player of scale, albeit focusing across different asset classes and most linked to specific OEMs
- Highly concentrated in CFM56, LEAP and GE engines
- Limited services-enhanced offering

- Long-term lease focus
- Not a service-enhanced platform

- **Full-service engine platform** with leasing, spare part and MRO capabilities to provide differentiated solutions to customers
- **Diversified engine portfolio** focused on current generation aircraft engines, and transitioning towards new technology aircraft engines

- No new technology aircraft engines
- Distributor of engine PMA limits customer base

- Small engine portfolios with limited geographic footprint
- Unable to provide differentiated solutions due to limited scale and lack of services capabilities
- Limited access to capital



1,065
400
348 (2)
297
~100
AERCAP
elfc
WLFC
FTAI AVIATION
BEAUTECH
and others...

Source: Alton research and estimates, latest corporate overview materials, quarterly reports, annual reports and investor presentations, Cirium Aviation Analytics
(1) Alton estimates as of March 2024
(2) Does not include managed engines

18

Engines Retain Value Through Life Cycle and are Resistant to Volatility 19 ▪ Ongoing maintenance rebuilds value and operational capabilities to level comparable to brand new engines ▪ As a result, value is retained even after the supporting airframe is out of production ▪ Newer technology engine values typically increase due to cost escalation from OEMs Superior Value Retention Limited Volatility ▪ Limited lease rate volatility during cyclical downturns ▪ Resilient utilization through periods of reduced demand ▪ Counter-cyclical business characteristics through economic cycles WLFC Utilization & On-Lease Lease Rate Factor Source: Cirium Aviation Analytics (1) % of Net Book Value of on-lease assets vs. Net Book Value of total portfolio (2) Calculated as average of month-end on-lease lease rate factor of WLFC’s lease portfolio. Month-end lease rate factor calculated as total contracted monthly rent divided by total on-leased portfolio Net Book Value (Net Book Value of total portfolio multiplied by utilization) (3) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, and Leased Assets in Joint Venture portfolios as of September 30, 2024 89% 88% 84% 81% 82% 84% 83% 1.24% 1.30% 1.26% 1.23% 1.17% 1.07% 1.30%    20 18    20 19    20 20    20 21    20 22    20 23    20 24 Utilization Monthly On-Lease Lease Rate Factor (1) (2) 20 20 21 20 Q3 2024 1,965 2,002 2,218 2,451 2,518 2,495 3,040 COVID Asset Portfolio Net Book Value ($MM) (3) Engine Life Cycle Phase 1: Emerging Phase 2: Mature Phase 3: Sunset ~20 years ~10 years ~15 years 0 4 8 12 16 20 24 28 32 36 40 44 E n g in e V a lu e Program Age ▪ Phase 1: Value increases due to annual escalation rates for replacement parts ▪ Phase 2: Value plateaus once the engine is out-of-production but still in-service with stable range of operators ▪ Phase 3: Value declines as aircraft platforms retire WLFC Focus

Compares Favorably to Closest Public Peers

		WLFC	FTAI AVIATION	StandardAero
Services Offered	Engine and aircraft leasing trading & management	✓	✓	✗
	Next-generation engine leasing & services	✓	✗	✗
	Maintenance services	✓	✓	✓
	End-of-life solutions & disassembly	✓	✗	✗
	Used serviceable material ("USM")	✓	✓	✓
	Engine parts manufacturer approval ("PMA")	✗	✓	✗
	Engine Modules	✓	✓	✗
Key Financial Metrics	NBV of Portfolio Growth (1)	19% (1)		
	Q3 2024 LTM EBITDA ($MM)	$328		
	EBITDA Growth (2)	47%		
	Q3 2024 Utilization Rate	83%		
	Revenue Growth	35%		
	Pre-Tax Income Growth (2)	135%		
	EPS Growth (2)	109%		
	Q3 2024 LTM Dividend Yield	0.62%		

Source: Company filings; Capital IQ as of December 16, 2024

(1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, and Leased Assets in Joint Venture portfolios as of September 30, 2024 and September 30, 2023
(2) Calculated as LTM Q3'24 YoY growth; LTM EBITDA calculated as Net Income Attributable to Common Shareholders + D&A + Interest Expense + Tax Expense + Gain (Loss) on Debt Extinguishment

20

Key Takeaways 21 Engine supply chain issues are a tailwind for leased engine demand for the foreseeable future Engines retain value through life cycle and are more resistant to volatility Demand is growing, and WLFC is the premier full-service engine platform Secular trends drive aerospace growth above GDP with particularly attractive aftermarket

In-Demand Portfolio 22

Split of Short- and Long-Term Leases Across our Portfolio Provides Exposure to Market Rates and Stability Across Cycle

	Characteristics	Demand	Maintenance

Long-term
54% of portfolio[1]
	>1y Lease Period [2]
	• **Predictable** needs as the number of in-service aircraft is **growing**
	• **Yield** linked to the **market conditions** at the time of the agreement
		• **Airline industry** trends:
		  ○ Growing **fleet** – additional spare engines
		  ○ Improving **Balance Sheet**
		  ○ Avoid **high capital cost** of new technology **engines**
		  ○ Fleet **overhaul strategies**
			• **Maintenance reserves:**
			  ○ Designed to cover **future** maintenance **costs**
			  ○ Paid by the **lessee** to the lessor
			  ○ **Potentially reimbursable** to the **lessee** if the **maintenance** event has taken place
			• The **accumulated** reserves are recognized as **revenue** once **the lease terminates**
			• End-of-lease payments for more creditworthy counterparties

Short-term
46% of portfolio[1]
	<1y Lease Period [2]
	• Lease rate factor premium
	• Includes leases which have passed their term date and gone month-to-month
	• Allows WLFC to **quickly adapt** to changing demand and pricing conditions
	• Often **extended** for additional periods
		• **Record** number of projected shop visits from fleet growth
		• **Support** fleet phase-out strategies
		• **Unscheduled** engine **shop visits** caused by **unpredictable** events:
		  ○ **Foreign object damage**
		  ○ Mechanical failure
			• **Maintenance reserves:**
			  ○ Designed to cover **future** maintenance **costs**
			  ○ Paid by the **lessee** to the lessor
			  ○ **Lessee** has no claim on the **maintenance** reserves
			• Recognized as immediate **revenue**
			• WLFC is **responsible** for any shortfall in maintenance **expense** above the reserves **received**

(1) As of September 30, 2024 owned fleet on lease by NBV. Of note, the split is based upon the maintenance reserve type, i.e. long-term lease if the maintenance reserves are reimbursable to the lessee or if there are none, short-term lease if the maintenance reserves are not reimbursable

(2) Leases with an initial duration greater than 1 year are generally viewed as long-term

23

In-Demand Narrowbody Aircraft Engine Portfolio Producing a Consistent Global Lease Revenue Stream

Focus on Most In-Demand Assets...

New Technology engines grew from 38% in June 2023 to 43% of the portfolio in September 2024

Portfolio Asset Composition(1)


Regional
Aircraft
2%
Widebody
7%
10%
$2.6bn(1)
81%
Narrowbody

70% of current in-service aircraft are Narrowbody (3)

- **Strong focus on in-demand Narrowbody engines**
- Smaller portion of Widebody and Regional engines allows for a global solutions offering to clients
- Mid-to-end-of-life aircraft with short remaining lease terms in the context of the "Aircraft for Engines" strategy

... And Well-Diversified Globally

Lease Rental Revenue by Region (2)


MEA
Europe
21%
$174MM
52%
26%
Asia
Americas

- **Well-balanced geographical split** across the three main regions Europe, Americas, and Asia
- **Growing exposure in Americas** relative to other regions is due to the pace of pandemic recovery and the ability to place engines with top-tier lessees

Diverse Engine Portfolio Supports Majority of Global Aircraft Fleets, Allowing WLFC to Offer a One-Stop-Shop Solution to Our Clients

Host Aircraft	A319/320/321 (Current Gen.)	737	A320neo	787	737Max	All other
Percent of Global Aircraft Fleet (3)	17%	16%	15%	9%	9%	34%
Percent of WLFC Engine Portfolio by Host Aircraft (4)	35%	14%	27%	6%	6%	12%

Source: Cirium Aviation Analytics

(1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, and Maintenance Rights as of September 30, 2024

(2) Reflects Lease Rental Revenue for the nine months ended September 30, 2024

(3) Includes in-service passenger aircraft. Weighted by CMV as of September 23, 2024

(4) As of September 30, 2024, owned fleet, weighted by NBV

24

25 Our Diversified Portfolio of Current and Next Generation Engines Gives Us Unique Relevancy and Scale to Meet Various Customer Needs 1 Next Generation 2 Current Generation CFM56 5B / 7B Leap-1A / 1B GenX PW1500 PW1900 PW1100 GE90 PW100 V2500-A5 In-Service Engines Engine Program Age

26 Well-Positioned for Current and Future Growth with Investments in CFM56 and LEAP …and will continue to capture current and future opportunities Source: Company Website; 2024 Market Outlook by Aviation Week Today – the CFM56 Engine • The CFM56 is by far the world’s largest engine program currently with 23,000 in service as of 2024 – Represents almost a third of engines in service on commercial aircraft, powering 100% of Boeing 737NG and ~60% A320ceo Narrowbody aircraft • Demand expected to ramp significantly as many engines come up for scheduled maintenance – >$13Bn MRO Demand as of 2024 – ~45% of engines yet to experience first heavy shop visit Tomorrow – the LEAP Engine • The LEAP is a high-bypass turbofan engine produced by CFM International that powers the A320neo and 737MAX next-gen aircraft – Succeeds the CFM56, currently the most successful engine program in history • The in-service number of the LEAP is projected to increase by ~300% through 2033, from 8,074 engines today to 32,104 • LEAP shop visits expected to ramp up generating >$12B in annual MRO demand by 2033 - 10,000 20,000 30,000 2033 2024 CFM-56 engines most prevalent in market today, but LEAP engines will make up majority of market in 2033 Historically, WLFC portfolio has evolved with industry demand… WLFC Portfolio Composition Number of Global Engines 0.0% 20.0% 40.0% 60.0% Jun-24 FYE 2013 FYE 2005 GTF engines expected to be the second most prevalent Narrowbody engine

27 “Aircraft for Engines” Strategy Provides An Attractive Entry Point for Engines that Dominate the Existing Portfolio Exit Strategies Hold the Aircraft • Lease the Aircraft during the existing stub lease • Sell the airframe • Lease the engines as spares or disassemble Engine Switch • Remove the aircraft engines for disassembly • Install two engines from the existing portfolio • Lease the aircraft with WLFC engines installed Part-out & Sale • Remove the engines for lease as spares or for disassembly • Sell the airframe Vision Focus on lower-cost, higher-margin opportunities leveraging WLFC’s knowledge of engines, existing asset base, and access to customers and counterparties Entry Point • Buy and lease mid-to-end of life aircraft powered by the same types of engines that dominate the existing engine portfolio • ~10k aircraft are expected to retire over the next decade, mostly consisting of A320 and 737 (1) • Underwriting solely based on the economics of the engines rather than the airframes • Lease cash flows collected with the expectation of eventually selling the airframe and folding the engines into the lease fleet Key Benefits • Lower cost entry into traditional engine leasing • Creates trading opportunities and demand for existing engine portfolio • Supports the expansion of the core engine leasing activity • Further upside can be generated through spare parts sale (1) Estimated per Aviation Week

Long-Standing Relationships with the World's Leading Aviation Companies

Aerolíneas Argentinas Flag Carrier of Argentina	AEROMEXICO Flag Carrier of Mexico	air astana Flag Carrier of Kazakhstan	AIR CANADA Flag Carrier of Canada (BB / Ba2)	AIR INDIA Flag Carrier of India	AIR LEASE CORPORATION (BBB)	AIR NEW ZEALAND Flag Carrier of New Zealand	Air transat	AIRFRANCE Flag Carrier of France (BB+)
Alaska AIRLINES	ANA	Azul	BRITISH AIRWAYS (BBB- / Baa3)	Caribbean Airlines	中國東方航空 CHINA EASTERN	CROATIA AIRLINES Flag Carrier of Croatia	DELTA (BBB- / Baa3)	easyJet (BBB / Baa2)
FIJI AIRWAYS Flag Carrier of Fiji	GE (BBB+ / Baa1)	IAE (BBB+ / Baa1 [1])	jetBlue (B- / B3)	KLM Flag Carrier of the Netherlands (BB+)	LATAM Flag Carrier of Paraguay, Peru, and Chile (BB- / Ba2)	Lufthansa Flag Carrier of Germany (BBB- / Baa3)	MGA airlines	N.C
OLYMPIC AIR	OMNI AIR INTERNATIONAL	Portugália Airlines	REPUBLIC AIRLINE	SAS Flag Carrier of Denmark, Norway, & Sweden	上海航空公司 SHANGHAI AIRLINES	SR Technics	StandardAero	SunExpress Airlines
SWISS Flag Carrier of Switzerland	TagAirlines	TUI (B+ / B1)	UNITED (BB / Ba2)	VECTOR AEROSPACE	vietjetAir.com	Vietnam Airlines Flag Carrier of Vietnam	WESTJET B / B2	WIZZ (Ba1)

The Diversity of Customer Groups (Airlines, Engine OEMs, Aircraft Lessors, MROs) Demonstrates Unique Industry Positioning and Differentiates WLFC From Traditional Aircraft Leasing Players

(1) Ratings for the parent company RTX Corporation

28

Continued Success in Securing and Deploying New Technology 29 ▪ In June 2024, WLFC committed to acquire 15 new technology Pratt & Whitney GTF engines from PWEL ▪ Transaction is valued at $364MM ▪ Engines directly leased back to PWEL ▪ Pratt & Whitney’s GTF engine offers up to 17% lower fuel consumption and are certified for operation on 50% Sustainable Aviation Fuel (“SAF”) ▪ Have been successful in tailoring finance leases to meet customer needs and creating significant incremental profitability ▪ Closed on eleven finance leases in 2024 (including GTF engines) ▪ Expect significant market amongst smaller lessors / investors seeking leverage for smaller transactions Acquiring New Technology Deploying New Technology Aircraft Lessors

30 Strategic Joint Venture With Mitsui Expands Opportunities and Provides Alternative Capital Markets Access KEY FEATURES Willis Mitsui & Co. Engine Support Limited Est. 2011 | Dublin, Ireland Q3 2024 NBV of the Leased Portfolio: $336MM (49 engines) Grows service revenue without diluting equity / shareholders 50/50 joint venture Provides access to alternative sources of capital (i.e., JOL / JOLCO market) Engines: V2500, CF34-10E, CFM56- 7B, CFM56-5B, LEAP-1A, PW1500, & Genx Incremental mandate to invest in aircraft

Key Takeaways 31 Wide range of asset types enable best-in-class asset portfolio and customer diversification Unique portfolio mix with capabilities to serve today and tomorrow’s aircraft fleet Support airline and lessor customers as one-stop-shop solutions, including transition toward new tech aircraft engines Focus on all engine types across the full useful life to serve customers globally Key positions on most in-demand engines assets globally

Conservative and Diversified Funding Structure Supporting Capital Allocation Priorities 32

33 WLFC Maintains Conservative Funding Strategies to Continue Growing Portfolio Through Market Cycles General Funding Strategy • WLFC, directly or through a structured financing, typically acquires engines with a combination of equity capital and funds from borrowed monies. Usually borrows up to 85%+ of an engine purchase price • Substantially all of WLFC's assets secure related indebtedness. For discrete financing purposes, the Company will enter into bilateral and preferred financing arrangements from time to time Innovative Partnerships to Optimize Cost of Capital • Pursue innovative structures and opportunities to lower our cost of equity, find long-term partners, and minimize equity dilution as the business grows • Joint ventures with Mitsui and CASC allow for diversified capital funding without diluting common equity shareholders or increasing leverage • Refinanced and expanded preferred stock position held by the Development Bank of Japan, the Company’s long-term partner, into a $65MM preferred stock position Funding Mix • Bias towards long-term fix rate debt to better match asset with liabilities. Look to refinance well before maturity dates and to ladder maturities • Typically grow portfolio through RCF and warehouse facility term out in Long-Term fixed rate facilities • Historically WLFC has utilized secured financings Liquidity • Actively monitor revolving credit facility borrowing base and generally view the RCF and warehouse as primary source of liquidity • Entered into a new ~$1Bn revolving credit facility with a consortium of lenders in Q4 2024 • Entered into a $500MM warehouse facility in Q2 2024 • Laddering of maturities avoids significant maturity walls • Favourable financing terms from ABS, JOLCO, and other

Proven Access to Debt and Preferred Equity Capital Markets with a Large Pool of Reliable Bank Partners 34 Revolving Credit Facility 403 Drawn 597 Undrawn Structured Debt Warehouse Total Size 214 Drawn 286 Undrawn WEST III 187 WEST IV 231 WEST V 271 WEST VI 288 WEST VII 361 JOLCO Financings 61 Preferred Equity 63 WLFC Debt Facilities In $MM; as of September 30, 2024

Deleveraging Capital Structure with Stable Credit Ratings

$MM unless otherwise noted	2020	2021	2022	2023	Q3 2024
Select Balance Sheet & Cash Flow Items					
Asset Portfolio NBV [(1)]	2,218	2,451	2,518	2,495	3,040
Cash + Restricted Cash	79	96	89	168	105
Total Debt	**1,694**	**1,790**	**1,847**	**1,803**	**1,990**
Credit Facility	777	590	727	353	403
Securitization Facilities	923	1,214	1,130	1,432	1,337
Warehouse Facility	-	-	-	-	214
Other Corporate Debt	13	5	3	42	61
Less: unamortized debt issuance costs and notes discounts	(19)	(19)	(13)	(24)	(24)
Preferred Equity	50	50	50	50	63
Equity Book Value	364	376	405	439	518
Select Credit Metrics					
Loan-to-Value [(2)]	76%	73%	73%	72%	65%
Net Debt / Equity	3.9x	4.0x	3.9x	3.3x	3.2x

Source: Company filings; Bloomberg

(1) Represents leased assets, notes receivable, investments in sales-type leases, maintenance rights and leased assets in JV portfolio
(2) Calculated as Total Debt / Asset Portfolio Net Book Value

Credit Ratings on Key Securitization Facilities

Facility	Notes	Fitch	KBRA
Willis Engine Structured Trust III	2017-A Series A Notes	BBB	BBB+
	2017-A Series B Notes	BB	BB
Willis Engine Structured Trust IV	2018-A Series A Notes	A	A-
	2018-A Series B Notes	BBB	BBB-
Willis Engine Structured Trust V	2020-A Series A Notes	A	A
	2020-A Series B Notes	BBB	BBB
	2020-A Series C Notes	BB	BB
Willis Engine Structured Trust VI	2021-A Series A Notes	Not Rated	A
	2021-A Series B Notes		BBB
	2021-A Series C Notes		BB
Willis Engine Structured Trust VII	2023-A Series A Notes	A	A

35

Date Asset Overview Rationale March 2024 15 CFM56 engines • Desirable assets to add to inventory 2023 – 2024 3 PW1133G-JM engines • Sale leaseback June 2024 15 PW 1100G engines • Sale leaseback June 2024 • 3x Boeing 737-7H4 aircraft • 6x CFM56 engines • Sale leaseback Select Transactions 36 Demonstrated History of Strategic Investments in Our Portfolio Historical Investment in Portfolio (1) Purchase of Equipment Held for Lease Issuance of Notes Source: Company filings (1) Purchases of equipment held for lease and issuance of notes receivable 599 179 302 250 546 332 441 373 174 LTM20232022202120202019201820172016 ($MM)

37 Capital Allocation Priorities Tailored to Deliver Organic Growth • JT-Power 2013 • TES Aviation 2016 Opportunistic M&A • Announced regular dividend for the first and second time in Q2 and Q3’24 • Prudent dividend policy without limiting growth and delivering Maintain Regular Dividend Return Policy • Various credit metrics have improved over past years • Access to diversified sources of capital lowers financing costs • Aspiration to be solid BB / low 3x leverage over long term • Leverage could vary temporary with asset purchases Balancing Leverage 2 • Focus on pipeline and acquiring assets • Expanding MRO capabilities Invest in Organic Growth and Service Capabilities 1 3 4

38 WLFC Continues to Execute, and Investors Are Taking Note What We Have Achieved Historically What we Have Achieved in the Last 2-3 Years What is the Future Growth Opportunity Ahead of Us ✓ Advancement of engine program services pioneered by WLFC, including ConstantThrust® and ConstantAccess® products ✓ Increase new technology exposure with focus on new LEAP, GTF, and other next-gen engines ✓ Leverage WLFC know-how for lower- cost, higher-margin “aircraft for engines” sourcing ✓ Leverage lower cost of capital to pursue larger scale growth of fleet through acquisition ✓ Invested to be well positioned for what we foresaw as a tight engine market, resulting in premium returns ✓ Significant growth across financial and operating metrics coming out of COVID ✓ Stock price appreciated ~340% year- to-date 2024 ✓ Resilient Utilization Trend: ~87% average utilization rate over the past 20+ years ✓ Average monthly lease rate factor has remained at ~1% over the past 20+ years ✓ Success in growing portfolio organically ✓ Disciplined pursuit of strategic, accretive M&A opportunities in aircraft and engine leasing and aviation services ✓ Demonstrated ability to organically build strategic adjacencies (WERC US/UK, WASL)

39 Appendix Supplemental Information

Business with Multiple Sources of Revenue

	% as of nine months ended Sept. 30, 2024	Definition	Contributing Business
REVENUE			
Lease rent revenue	42%	Rental income from **long-term and short-term engine leases, aircraft leases, and other leased parts and equipment**	WLFC
Maintenance reserve revenue	38%	Consist of **long-term (<10%) and short-term (>90%) maintenance revenue:** • Short-term maintenance is recognized as immediate revenue and is a proxy for flight time of the engine portfolio • Long-term maintenance revenue is influenced by end of lease compensation and the realization of long-term maintenance reserves associated with engines coming off lease	("WERC")
Spare parts and equipment sales	5%	• **Purchase and resale of after-market engine parts, whole engines, engine modules, and portable aircraft components** • Spare **parts sales through WASI** and **equipment sales through trading platform** • Resale of engines, aircraft, and other related equipment that were not held for lease • Affected by the demand for surplus material as operators extend the lives of their current generation engine portfolios	("WASI")
Interest revenue	2%	Interest earned on **notes receivable**	WLFC
Gain on sale of leased equipment	8%	Sale of engines and other parts and equipment from the lease portfolio	("WAML")
Maintenance services revenue	4%	Predominately represent **fleet management, engine and aircraft storage, and repair services**, and revenue related to fixed base operator services provided to third parties, such as refueling, maintenance, and hangar services	("WERC")
Other revenue	2%	Consists primarily of **managed service fee revenue** related to the servicing of engines for the Willis Mitsui & Company Engine Support Limited ("WMES") lease portfolio	("WMES")
Total revenue	**100%**		
OPERATING EXPENSES [1]			
Depreciation and amortization expense	30%	Majority is depreciation on the lease portfolio	WLFC
Cost of spare parts and equipment sales	8%	Cost of after-market engine parts, whole engines, engine modules, and portable aircraft components	("WASI")
Cost of maintenance services	8%	Predominately represent the costs of fleet management, engine and aircraft storage and repair services, and the management of fixed base operator services provided to third parties	("WERC")
General and administrative	46%	Mainly consist of personnel expense, including stock-based compensation	All
Technical expense	8%	Consists of the non-capitalized cost of engine repairs, engine thrust rental fees, outsourced technical support services, sublease engine rental expense, engine storage and freight costs	("WASI") ("WERC")
Total operating expenses	**100%**		

(1) *Excludes net finance costs*

40

41 Supplemental: Reconciliation of Net Income to Non-GAAP EBITDA $MM 2016 2017 2018 2019 2020 2021 2022 2023 LTM Q3 2024 Net Income Attributable to Common Shareholders 13.8 60.3 39.9 63.6 6.4 0.2 2.1 40.4 94.9 (+) D&A 66.3 66.0 76.8 86.2 94.5 90.5 88.3 90.9 91.1 (+) Interest Expense 41.1 48.7 64.2 66.9 63.0 68.0 66.7 78.8 97.7 (+) Tax Expense (Benefit) 9.9 (26.1) 13.0 22.0 7.6 5.8 4.4 23.3 44.7 (+) Gain (Loss) on Debt Extinguishment (0.1) - - (0.2) (4.7) - (2.6) - - EBITDA 131.0 148.9 193.9 238.5 166.8 164.5 158.9 233.4 328.3 Source: Company Filings